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                                                                    EXHIBIT 23.2



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
Potlatch Corporation:

     We consent to the use of our report dated January 24, 1996, included in the Company's annual report on Form 10-K for the year ended December 31, 1995, incorporated herein by reference in this Registration Statement. As discussed in our report, the Company changed its method of accounting for income taxes, postretirement benefits other than pensions and postemployment benefits in 1993.


                                                     KPMG PEAT MARWICK LLP



Portland, Oregon
September 13, 1996